Dycom Q1 2021 Results May 19, 2020

Participants Agenda Steven E. Nielsen • Dycom’s COVID-19 Response President & Chief Executive Officer • Industry Impacts from the COVID-19 Pandemic H. Andrew DeFerrari Chief Financial Officer • Q1 2021 Overview Ryan F. Urness General Counsel • Financial & Operational Highlights • Outlook • Closing Remarks • Q&A 2

Important Information Caution Concerning Forward-Looking Statements This presentation contains “forward-looking statements”. Other than statements of historical facts, all statements contained in this presentation, including statements regarding the Company’s future financial position, future revenue, prospects, plans and objectives of management, are forward-looking statements. Words such as “outlook,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “should,” “could,” “project,” and similar expressions, as well as statements in future tense, identify forward-looking statements. You should not consider forward-looking statements as a guarantee of future performance or results. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief at that time with respect to future events. Such statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. These risks and uncertainties include those related to the impact of the COVID-19 pandemic on operating results, cash flows and/or financial condition and the impacts of the measures taken in response to the COVID-19 pandemic, whether the proposed tender offer for our convertible notes will occur on the terms currently contemplated, if at all, as well as the other risks and uncertainties discussed within Item 1, Business, Item 1A, Risk Factors, and Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations, of our Annual Report on Form 10-K for fiscal 2020, filed with the U.S. Securities and Exchange Commission (“SEC”) on March 2, 2020, as well as our past and future filings with the SEC. The forward-looking statements in this presentation are expressly qualified in their entirety by this cautionary statement and are only made as of the date of this presentation. The Company undertakes no obligation to update these forward-looking statements to reflect new information, or events or circumstances arising after such date. The information included in this presentation does not constitute an offer to purchase nor a solicitation of an offer to sell the Company’s convertible notes. A Tender Offer Statement on Schedule TO was filed with the SEC on May 5, 2020 related to a tender offer for its outstanding convertible notes, which is only being made only pursuant to the tender offer materials filed with the SEC. The materials filed with SEC contain important information, including the terms and conditions of the tender offer, that should be read carefully before any decision is made with respect to the tender offer. All of the tender offer materials are available at no charge on the SEC’s website at www.sec.gov. Non-GAAP Financial Measures This presentation includes certain “Non-GAAP” financial measures as defined by Regulation G of the SEC. As required by the SEC, an explanation of the Non-GAAP financial measures and a reconciliation of those measures to the most directly comparable GAAP financial measures are provided in the Company’s Form 8-K filed with the SEC on May 19, 2020 and on the Company’s Investor Center website at https://ir.dycomind.com. Non-GAAP financial measures should be considered in addition to, but not as a substitute for, the Company’s reported GAAP results. 3

Dycom’s COVID-19 Response Employees Customers Operating Plans Keeping employees safe our first priority Intense focus remained unchanged Decisive and proactive adjustments Adopted enhanced protection protocols and Continued to serve our customers as they Reduced general and administrative PPE guidelines for all employees and facilities provide critical infrastructure expenses including executive compensation Instituted work from home policies Generally considered an essential business Aggressively improved working capital provider under state and local pandemic efficiency through re-norming of vendor Responded rapidly to the limited number of mitigation orders payment terms and improving DSOs incidents we have experienced Limited impact on operations from sporadic, Tightly managed capital expenditures geographically disparate and limited municipal issues Significantly enhanced our operational and financial flexibility during Q1 2021 4

Industry Impacts from the COVID-19 Pandemic Intermediate to Longer Term Impacts Prior investments by major industry participants to construct or upgrade wireline networks have enabled astounding increases in peak demands on telecommunication networks; programs are likely to accelerate Our customers’ continued commitments to wireline and wireless network investments evident in their recent commentary Social distancing measures tangibly highlighted the costs of physical proximity and connections throughout the economy High capacity/low latency networks are key to enabling safe virtual connections throughout society increasing the value of our customers’ networks and further creating additional possible new drivers for network investment Social equity will demand that access to distance learning, tele-medicine and other newly essential applications be unencumbered by rural geography or socio-economic status Near Term Impacts Macro-economic uncertainty over the balance of this year may influence some customer plans Customers are focused on the possible direct impacts on their businesses including increased consumer and enterprise demands, SMB dislocations, a potential decline in new housing formation, overall consumer customer credit deterioration, and reduced churn and new subscriber additions Some disruptions may be expected to the overall municipal environment as authorities re-engineer application and inspection processes and weigh needed jobsite access against increased social/economic openness On balance, we expect the COVID-19 pandemic will reinforce and eventually accelerate pre-pandemic industry trends 5

Contract Revenues Q1 2021 Overview Contract Revenues Reflected increased demand from 2 of the Company’s top 5 customers despite challenging economic backdrop Operating performance Non-GAAP Adjusted EBITDA for Q1 2021 of $69.9 million, or 8.6% of contract revenues, compared to $73.6 million, or 8.8% of contract revenues, for Q1 2020 Non-GAAP Adjusted Non-GAAP Adjusted Diluted Earnings per Common Share of $0.36 for Q1 2021 compared to $0.53 for Q1 2020 Diluted EPS Liquidity Cash and equivalents of $644 million and outstanding revolver borrowings of $675 million at Q1 2021 Reduced net debt by $86.9 million during Q1 2021 Ample liquidity of $390.1 million at Q1 2021 6

Contract Revenues Non-GAAP Organic Growth (Decline) %1 Top 5 Customers Q1 2021 Organic growth (decline): (1.8)% (3.9)% 7.0% Top 5 customers represented 78.5% and 80.4% of contract revenues in Q1 2021 and Q1 2020, respectively Total Customers Top 5 Customers All Other Customers Q1 2021 % of contract revenues from customers #6 through #10: 40.8% 26.1% 2.6% 1.7% 1.5% 0.8% 0.8% CenturyLink Windstream Charter Dominion Energy Frontier Edison International NiSource 7

Backlog and Awards Backlog2 Employee Headcount Selected Q1 2021 Awards and Extensions: Customer Description Area Term CenturyLink Engineering Services OR, MT, AZ, NJ, PA, VA, NC 1 year AT&T Construction & Maintenance Services AL 3 years Verizon Engineering & Construction Services Various 3 years Charter Construction & Maintenance Services CA, TX, NC, FL 2 years Portland General Locating Services OR 5 years Electric 8 Various Rural Fiber Services OK, WI, AR, TN 1 year

Financial Highlights As % of Contract Revenues Revenues of $814.3 million in Q1 2021 decreased organically 1.8% from the comparable prior period after excluding $4.7 million in prior year storm restoration services during Q1 2020 Revenues reflected increased demand from 2 of our top 5 customers despite challenging economic backdrop Actions taken to reduce administrative costs responsive to current economic conditions Non-GAAP Adjusted EBITDA and Non-GAAP Adjusted Diluted EPS exclude impact of $53.3 million goodwill impairment charge incurred in Q1 2021 for a reporting unit that performs installation services inside third party premises 9

Liquidity Overview $ Millions Q4 2020 Q1 2021 Net Debt Summary 0.75% Convertible Senior Notes, mature Sept 2021: $ 460.0 $ 293.0 Senior Credit Facility, matures Oct 2023:3 Term Loan Facilities 444.4 438.8 Revolving Facility - 675.0 Total Notional Amount of Debt $ 904.4 $ 1,406.7 Less: Cash and equivalents 54.6 643.9 Net Debt $ 849.8 $ 762.9 $(263.3) $ Millions Q1 2020 Q1 2021 Cash Flow Summary Cash (used in) provided by operating activities $ (56.1) $ 85.2 Capital expenditures, net of disposals $ (38.4) $ (18.3) Borrowings on Senior Credit Facility $ - $ 669.4 Purchase of 0.75% Convertible Senior Notes, net of discount $ - $ (147.0) Other financing & investing activities, net $ (0.7) $ (0.1) 6 Total Days Sales Outstanding ("DSO")5 108 125 Reduced net debt by $86.9 million during Q1 2021 and by $263.3 million since Robust operating cash flows during Q1 2020 from prudent working capital Q3 2020; during Q1-2021: management . Generated solid free cash flow DSOs of 125 at Q1 2021 improved sequentially from 130 at Q4 2020 . Borrowed $675 million on Revolver in light of economic uncertainty . Repaid $5.6 million of Term Loan borrowings Capital expenditures, net of disposals for fiscal 2021 anticipated at $60 - $70 million; . Purchased $167 million principal amount of Notes for $147 million a reduction of $60 million from prior outlook Ample liquidity4 of $390.1 million as of April 25, 2020 Announced Tender Offer in May 2020 to purchase any and all outstanding Notes 10

Outlook Closely monitoring impact of COVID-19 pandemic on all aspects of our business We have taken proactive measures to maintain business continuity, manage costs and preserve the solid financial position of our company Encouraged by Q1 2021 performance after the onset of the pandemic Seeing stable overall demand for our services as we look ahead to Q2 2021 and anticipate Non-GAAP Adjusted EBITDA % which is broadly consistent with the Q2 2021 outlook provided in February 2020 Given the difficulty to project our revenue and results of operations during this period of greater economic uncertainty, the Company is not providing detailed financial guidance for Q2 2021 or subsequent quarters at this time Ultimate impact of the pandemic on our operating results, cash flows and financial condition is likely to be determined by factors which are uncertain, unpredictable and outside of our control 11

Closing Remarks Firm end market activity despite challenging economic backdrop Fiber deployments enabling new wireless technologies are underway in many regions of the country Wireless construction activity in support of expanded coverage and capacity continued to grow through the deployment of enhanced macro cells and new small cells Recently completed or have begun work associated with several thousand 5G small cell sites across 13 states Telephone companies are deploying FTTH to enable 1 gigabit high speed connections Fiber deep deployments to expand capacity are underway Dramatically increased speeds to consumers are being provisioned and consumer data usage is growing dramatically Customers are consolidating supply chains creating opportunities for market share growth and increasing the long- term value of Dycom’s maintenance and operations business Dycom is increasingly providing integrated planning, engineering and design, procurement and construction and maintenance services for wired and converged wireless/wireline networks Remain encouraged that Dycom’s major customers continue to be committed to multi-year capital spending initiatives 12

Notes 1) Organic growth (decline) % adjusted for revenues from acquired businesses and storm restoration services, when applicable. 2) The Company’s backlog represents an estimate of services to be performed pursuant to master service agreements and other contractual agreements over the terms of those contracts. These estimates are based on contract terms and evaluations regarding the timing of the services to be provided. In the case of master service agreements, backlog is estimated based on the work performed in the preceding 12 month period, when available. When estimating backlog for newly initiated master service agreements and other long and short-term contracts, the Company also considers the anticipated scope of the contract and information received from the customer during the procurement process. A significant majority of the Company’s backlog comprises services under master service agreements and other long-term contracts. Backlog is not a measure defined by United States generally accepted accounting principles (“GAAP”) and should be considered in addition to, but not as a substitute for, GAAP results. Participants in the Company’s industry often disclose a calculation of their backlog; however, the Company’s methodology for determining backlog may not be comparable to the methodologies used by others. Dycom utilizes the calculation of backlog to assist in measuring aggregate awards under existing contractual relationships with its customers. The Company believes its backlog disclosures will assist investors in better understanding this estimate of the services to be performed pursuant to awards by its customers under existing contractual relationships. 3) As of April 25, 2020 and January 25, 2020, the Company had $52.2 million and $52.3 million, respectively, of standby letters of credit outstanding under the Senior Credit Facility. The Senior Credit Facility matures in October 2023. 4) As of both April 25, 2020 and January 25, 2020, Liquidity represents the sum of the Company’s availability on its revolving facility, including the incremental amount of eligible cash and equivalents above $50 million as permitted by the Company’s Senior Credit Facility and other available cash and equivalents. 5) DSO is calculated as the summation of current and non-current accounts receivable (including unbilled receivables), net of allowance for doubtful accounts, plus current contract assets, less contract liabilities (formerly referred to as billings in excess of costs and estimated earnings) divided by average revenue per day during the respective quarter. Long-term contract assets are excluded from the calculation of DSO, as these amounts represent payments made to customers pursuant to long-term agreements and are recognized as a reduction of contract revenues over the period for which the related services are provided to the customers. 6) Net debt as of Q3 2020 consisted of $485.0 million 0.75% Convertible Senior Notes due September 2021, $450.0 million Term Loan Facilities and $103.0 million Revolving Facility, offset by $11.8 million in cash and equivalents. 13